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                                                                   EXHIBIT 10.52


              SECOND AMENDMENT TO SUBORDINATED NOTE DUE 2000


                  This Second Amendment to Subordinated Note Due 2000 is made as of this ___ day of September, 1996, by Telcom Ventures, L.L.C., a Delaware limited liability company (the "Company"), and LCC, L.L.C., a Delaware limited liability company ("LCC"), to MCI Telecommunications Corporation, a Delaware corporation (the "Investor").

                  WHEREAS, the Investor is the holder of that certain Subordinated Note Due 2000 of the Company issued on June 28, 1994, and as amended on July 25, 1996, in the aggregate principal amount of $30,000,000 (the "Note");

                  WHEREAS, under Section 4.1 of the Amended and Restated Securityholders Agreement (as defined in the Note), as amended on September 19, 1996, at the option of the Company and LCC, by written notice given to the Investor at any time prior to the effective date of an exchange of the Note, the Company may assign the Note to LCC; and

                  WHEREAS, the effective date of an exchange of the Note has not yet occurred, and the Company and LCC desire to assign the Note to LCC, effective immediately prior to the merger of LCC, into LCC International, Inc. ("LCC International"), a subsidiary of LCC (the "Merger"), in contemplation of an initial public offering of common stock by LCC International;

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

                  1. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Note.

                  2. Effective immediately prior to the Merger, the Note is assigned to LCC.

                  3. Effective upon such assignment, LCC hereby assumes the Note, and the Company is forever released and discharged from all obligations under the Note.

                  4. In all other respects, the Note shall continue in full force and effect.

                  5. Notwithstanding the execution and delivery of this Second Amendment, LCC and LCC International shall have no obligation to consummate the Merger.
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                  IN WITNESS WHEREOF, the parties have executed or caused to be executed this Second Amendment to Subordinated Note Due 2000 in one or more counterparts as of the day and year above written.

                                        TELCOM VENTURES, L.L.C.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        MCI TELECOMMUNICATIONS CORPORATION

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                  By execution of this Second Amendment below, the undersigned assumes and agrees to be bound by the provisions of the Note.

                                        LCC, L.L.C.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title: